UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-23102
Nuveen Municipal 2021 Target Term Fund
(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)
Mark L. Winget
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: May 31
Date of reporting period: November 30, 2020
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

30 November 2020

Nuveen Municipal Closed-End Funds

NHA Nuveen Municipal 2021 Target Term Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on "Communication Preferences." Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

Semiannual Report

Life is
Complex.
Nuveen makes things e-simple.
It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.
Free e-Reports
right to your e-mail!

www.investordelivery.com
If you receive your Nuveen Fund
dividends and statements from your
financial professional or brokerage account.

or

www.nuveen.com/client-access
If you receive your Nuveen Fund
dividends and statements directly from
Nuveen.

NOT FDIC INSURED MAY LOSE
VALUE NO BANK GUARANTEE

Table of Contents

Chair’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Common Share Information	8

Risk Considerations	10

Performance Overview and Holding Summaries	11

Portfolio of Investments	13

Statement of Assets and Liabilities	20

Statement of Operations	21

Statement of Changes in Net Assets	22

Financial Highlights	24

Notes to Financial Statements	26

Shareholder Update	33

Additional Fund Information	34

Glossary of Terms Used in this Report	35

Reinvest Automatically, Easily and Conveniently	37

Chair’s Letter
to Shareholders
Dear Shareholders,
As 2020 draws to a close, the concerns that dominated much of the year are beginning to show signs of easing. COVID-19 vaccines are being administered around the world, with several of the vaccine candidates announcing high efficacy rates during their phase 3 trials. Markets took a generally positive view of Joe Biden winning the Electoral College, with Congress’s final confirmation of the Electoral College vote on January 7, 2021. The U.S. economy has made a significant, although incomplete, turnaround from the depths of a historic recession. In late December, the U.S. government enacted another $900 billion in aid to individuals and businesses, extending some of the programs enacted earlier in the crisis. Ongoing fiscal and monetary stimulus along with widening vaccine distribution have bolstered confidence that a semblance of normalcy can return in 2021.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue into the New Year. COVID-19 cases are still alarmingly high in some regions, and the renewed restrictions on social and business activity taken by local and, in some cases, national authorities will undoubtedly hinder the economy’s momentum. The pandemic’s course can still be unpredictable. The timeline of vaccine rollouts depends on many variables, public confidence can shift and real-world efficacy remains to be seen. Additionally, after Democrats won both of Georgia’s Senate run-off elections, which provided them with a democratic majority (the Democratic Vice President-elect casts the tie breaking vote in a 50/50 split Senate), this changing political landscape may cause investment outlooks to shift. Nevertheless, short-term market fluctuations can provide opportunities to invest in new ideas as well as upgrade existing positioning, within our goal of providing long-term value for our shareholders.
The New Year can be an opportune time to assess your portfolio’s resilience and readiness for what may come next. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
January 21, 2021

Portfolio Managers’ Comments
Nuveen Municipal 2021 Target Term Fund (NHA)
This Fund features portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio managers John V. Miller, CFA, and Steven M. Hlavin discuss key investment strategies and the six-month performance of NHA. John and Steve have managed NHA since its inception in 2016.
An Update on COVID-19 Coronavirus and its Impact on the Securities Markets
Renewed COVID-19 coronavirus outbreaks across the U.S. and Europe prompted tightening COVID-19 restrictions at the local and, in some cases, national levels during the fall of 2020, weighing on short-term economic indicators. Additionally, certain government programs supporting businesses and workers are expiring with little clarity on extensions or replacement options. In late December 2020 (subsequent to the close of this reporting period), the U.S. government approved a $900 billion relief package. In November 2020, three vaccine trials announced successful results, paving the way for selective distribution at year end 2020 and inoculation of the wider public during 2021.
Markets rallied on optimism for normalization in daily life and in the economy, furthering the recovery from the March 2020 sell-off. Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets sold off severely, with the S&P 500® index reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered; below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note to 0.5% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shutdowns across the global economy sharply reduced oil demand, although oil prices have recovered to well above those lows.
While most markets have recovered most of their losses, volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or verified treatments or widespread vaccination). The situation remains fluid, given production and logistical challenges with rolling out the vaccine as well as public trust in it, and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
Nuveen Fund Advisors, LLC, and our portfolio management teams are monitoring the situation carefully and continuously refining our views and approaches to managing the Funds to best pursue investment objectives while mitigating risks through all market environments.
What key strategies were used to manage the Fund during the six-month reporting period ended November 30, 2020?
The Fund invests in a portfolio of primarily municipal securities, the income from which is exempt from regular U.S. federal income tax. At least 65% of its managed assets are invested in low- to medium-quality municipal securities that, at the time of investment, are rated BBB/Baa or lower or unrated but judged by the portfolio managers to be of comparable quality. The Fund does not invest in securities rated CCC+/Caa1 or lower, or unrated but judged by the portfolio managers to be of comparable quality, nor does it invest in defaulted or distressed securities at the time of investment. No more than 25% will be in any one sector, no more than 5% in any one issuer and no more than 10% in tobacco settlement bonds. Up to 20% may be invested in securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals (AMT bonds).
The Fund seeks to identify municipal securities across diverse sectors and industries that the managers believe are underrated or undervalued. In seeking to return the original NAV on or about March 1, 2021, the Fund intends to utilize various portfolio and cashflow management techniques, including setting aside a portion of its net investment income, possibly retaining gains and limiting the longest maturity of any holding to no later than September 1, 2021. Recent market conditions have materially increased the risk associated with achieving the Fund’s objective to return Original NAV. This objective is not a guarantee and is dependent on a number of factors including the extent of market recovery and the cumulative level of income retained in relation to cumulative portfolio gains net of losses.
NHA has entered its wind-up period in anticipation of its termination date on March 1, 2021. Per the prospectus, during the wind-up period the Fund may deviate from its investment objectives and policies, and may invest up to 100% of its managed assets in high quality, short-term securities, including U.S. Treasuries. High quality, short-term securities for this Fund include securities rated investment grade (A-/A3 or higher or unrated but judged by the Fund’s managers to be of comparable quality) with a final or remaining maturity of 397 days or less, so long as the maturity of any security in the Fund does not occur later than September 1, 2021. The Fund’s NAV ended the reporting period at $9.82 per share.
As of the end of the reporting period, NHA’s maturity profile was structured with approximately 77% of the Fund’s bonds maturing in 2021. As we continued to approach the Fund’s termination date, the investable universe of securities continued to shrink and the cash position continued to increase. We invested in 2021 bonds to the extent they became available and sold earlier maturities first, to continue to reduce the Fund’s interest rate sensitivity as the Fund approaches its term date. The Fund’s portfolio turnover was relatively muted in this reporting period as we found opportunities to buy bonds maturing in 2021, to reinvest the small amount of proceeds from maturing and called bonds and sinking fund payments.
How did the Fund perform during the six-month reporting period ended November 30, 2020?
The table in the Fund’s Performance Overview and Holding Summaries section of this report provides the Fund’s total returns at net asset value (NAV) for the period ended November 30, 2020. The Fund’s total returns at common share net asset value NAV are compared with the performance of a corresponding market index.

For the six months ended November 30, 2020, the total returns at common share NAV for NHA underperformed the return for the S&P Short Duration Municipal Yield Index.
The benchmark and Fund are becoming more of a mismatch as the Fund nears its termination date, making comparisons to duration and credit quality/sector composition less relevant. Nearly all of the Fund’s underperformance relative to the benchmark is attributable to the Fund’s significantly shorter duration and its reduced market exposure. As NHA approaches its 2021 target term date, the portfolio’s duration has naturally drifted lower, whereas the benchmark continuously rebalances to maintain its duration target. NHA’s duration has now declined to 3.5 years shorter than the benchmark’s duration, making the Fund less sensitive to the interest rate volatility in this reporting period. Additionally, the Fund’s cash position has increased, reducing its exposure to the municipal bond market’s positive performance in this reporting period.
Individual securities that performed well for the Fund included American Airlines, Inc. bonds, a distressed issue for a California land development district, state of Illinois general obligations, New Jersey appropriation debt, Iowa Fertilizer bonds and tobacco securitization bonds. PPL Energy Supply, LLC, which began the reporting period trading at a discount then matured at par during the reporting period, was another strong performer. Offsetting these positive performers was a position in Energy Harbor common stock that detracted from performance. NHA acquired shares in Energy Harbor when its holdings of certain municipal bonds issued by FirstEnergy Solutions were converted into Energy Harbor equity as part of FirstEnergy Solution’s emergence from bankruptcy protection. The share price appreciated strongly post its March 2020 issuance, which increased both the size of the Fund’s position and its impact to performance. In July 2020, the stock suffered a correction on negative headline news about the predecessor company and its former parent company.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Fund’s distributions is current as of November 30, 2020. The Fund’s distribution levels may vary over time based on its investment activity and portfolio investment value changes.
During the current reporting period, the Fund’s distributions to common shareholders were as shown in the accompanying table.
Per Common
Monthly Distributions (Ex-Dividend Date)	Share Amounts
June 2020	$0.0130
July	0.0130
August	0.0130
September	0.0060
October	0.0060
November 2020	0.0060
Total Distributions from Net Investment Income	$0.0570
Yields
Market Yield*	0.74%
Taxable-Equivalent Yield*	1.25%

*
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 40.8%. Your actual federal income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was not exempt from federal income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).
COMMON SHARE REPURCHASES
During August 2020, the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.
As of November 30, 2020, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.
NHA
Common shares cumulatively repurchased and retired	—
Common shares authorized for repurchase	860,000

During the current reporting period, the Fund did not repurchase any of its outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of November 30, 2020, and during the current reporting period, the Fund’s common share price was trading at a premium/(discount) to its common share NAV as shown in the accompanying table.

NHA
Common share NAV	$9.82
Common share price	$9.72
Premium/(Discount) to NAV	(1.02)%
6-Month average premium/(discount) to NAV	(0.78)%
The Fund has an investment objective to return $9.85 (the original net asset value following the Fund’s initial public offering (the “Original NAV”)) to common shareholders on or about the end of the Fund’s term. There can be no assurance that the Fund will be able to return the Original NAV to shareholders, and such return is not backed or otherwise guaranteed by the Fund’s investment adviser, Nuveen Fund Advisors, LLC (the “Adviser”), or any other entity.
In connection with the objective of returning Original NAV, the Fund currently intends to set aside and retain in its net assets a portion of its net investment income and possibly all or a portion of its gains. This will reduce the amounts otherwise available for distribution prior to the liquidation of the Fund, and the Fund may incur taxes on such retained amount, which will reduce the overall amounts that the Fund would have otherwise been able to distribute. Such retained income or gains, net of any taxes, would constitute a portion of the liquidating distribution returned to investors at the end of the Fund’s term. In addition, the Fund’s investment in shorter term and lower yielding securities, especially as the Fund nears the end of its term, may reduce investment income and, therefore, the monthly dividends during the period prior to termination. Investors that purchase shares in the secondary market (particularly if their purchase price differs meaningfully from the Original NAV) may receive more or less than their original investment.
The Fund’s ability to return Original NAV to common shareholders on or about the termination date will depend on market conditions and the success of various portfolio and cash flow management techniques. Recent market conditions have materially increased the risk associated with achieving the Fund’s objective to return Original NAV. This objective is not a guarantee and is dependent on a number of factors including the extent of market recovery and the cumulative level of income retained in relation to cumulative portfolio gains net of losses.

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Municipal 2021 Target Term Fund (NHA)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities, such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. For these and other risks, including the Fund’s limited term and inverse floater risk, see the Fund’s web page at www.nuveen.com/NHA.

NHA	Nuveen Municipal 2021 Target Term Fund Performance Overview and Holding Summaries as of November 30, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of November 30, 2020

	Cumulative	Average Annual
			Since
	6-Month	1-Year	Inception
NHA at Common Share NAV	(0.63)%	0.62%	1.91%
NHA at Common Share Price	0.48%	1.24%	1.40%
S&P Short Duration Municipal Yield Index	5.35%	3.48%	4.33%
Since inception returns are from 1/26/16. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

NHA	Performance Overview and Holding Summaries as of November 30, 2020 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	80.1%
Common Stocks	2.1%
Other Assets Less Liabilities	17.8%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	2.5%
AAA	5.7%
AA	11.1%
A	23.7%
BBB	28.0%
BB or Lower	15.3%
N/R (not rated)	11.2%
N/A (not applicable)	2.5%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	24.6%
Tax Obligation/Limited	19.9%
Transportation	19.9%
Health Care	10.2%
Utilities	6.6%
Other[1]	18.8%
Total	100%

States and Territories
(% of total municipal bonds)
New York	15.8%
New Jersey	13.3%
Illinois	13.2%
Nevada	9.3%
Pennsylvania	8.1%
California	5.7%
Ohio	5.2%
Alaska	3.4%
South Carolina	3.1%
Florida	2.7%
Tennessee	2.2%
Other[2]	18.0%
Total	100%

(1)	Other sectors include seven sectors that individually constitute less than 6.6% as a percentage of total investments.
(2)	See Portfolio of Investments for details on “other” States and Territories.

NHA	Nuveen Municipal 2021 Target Term Fund Portfolio of Investments November 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 82.2%
	MUNICIPAL BONDS – 80.1%
	Alaska – 2.7%
$ 1,000	Valdez, Alaska, Marine Terminal Revenue Bonds, BP Pipelines Inc Project, Refunding	No Opt. Call	A–	$ 1,003,820
	Series 2003B, 5.000%, 1/01/21
1,325	Valdez, Alaska, Marine Terminal Revenue Bonds, BP Pipelines Inc Project, Refunding	No Opt. Call	A–	1,330,061
	Series 2003C, 5.000%, 1/01/21
2,325	Total Alaska			2,333,881
	Arizona – 1.6%
325	Goodyear Community Facilities Utilities District 1, Arizona, General Obligation Bonds,	No Opt. Call	A–	332,537
	Refunding Series 2016, 4.000%, 7/15/21
625	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	No Opt. Call	N/R	628,825
	American Leadership Academy Project, Series 2019, 4.000%, 6/15/21, 144A
355	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona	No Opt. Call	B1	358,717
	Charter Schools Refunding Project, Series 2016R, 2.875%, 7/01/21
1,305	Total Arizona			1,320,079
	Arkansas – 0.0%
15	Arkansas Development Finance Authority, Hospital Revenue Bonds, Washington Regional	No Opt. Call	Baa1	15,102
	Medical Center, Refunding Series 2015B, 5.000%, 2/01/21
	California – 4.5%
490	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A, 5.000%, 3/01/21	No Opt. Call	Ba3	494,547
135	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	No Opt. Call	A	136,994
	Merced County Tobacco Funding Corporation, Series 2020A, 3.000%, 6/01/21
175	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	No Opt. Call	A	177,585
	Sonoma County Tobacco Securitization Corporation, Series 2020A, 3.000%, 6/01/21
85	California Infrastructure and Economic Development Bank, Revenue Bonds, The Walt Disney	No Opt. Call	A+	85,408
	Family Museum, Refunding Series 2016, 4.000%, 2/01/21
500	California School Finance Authority, California, Charter School Revenue Bonds, Aspire	No Opt. Call	BBB	514,110
	Public Schools, Refunding Series 2016, 5.000%, 8/01/21, 144A
200	California Statewide Communities Development Authority, Revenue Bonds, Lancer	No Opt. Call	N/R	201,394
	Educational Student Housing Project, Refunding Series 2016A, 4.000%, 6/01/21, 144A
265	California Statewide Communities Development Authority, Special Tax Bonds, Community	No Opt. Call	N/R	267,094
	Facilities District 2015-01, Improvement Area No 1, University District, Series 2016A,
	2.125%, 9/01/21
200	Cucamonga School District, San Bernardino County, California, Special Tax Bonds,	No Opt. Call	N/R	203,120
	Community Facilities District 97-1, Series 2016, 3.000%, 9/01/21
305	Fresno, California, Airport Revenue Bonds, Refunding Series 2013B, 5.000%, 7/01/21 – BAM	No Opt. Call	AA	312,494
	Insured (AMT)
50	Poway Unified School District, San Diego County, California, Special Tax Bonds, Community	No Opt. Call	N/R	51,159
	Facilities District 15 Del Sur East Improvement Area C, Series 2016, 4.000%, 9/01/21
370	Roseville, California, Special Tax Bonds, Community Facilities District 1 Hewlett	No Opt. Call	N/R	375,761
	Parkard Campus Oaks, Series 2016, 3.250%, 9/01/21
995	Western Hills Water District, Stanislaus County, California, Special Tax Bonds, Diable	No Opt. Call	N/R	597,000
	Grande Community Facilities District 1, Refunding Series 2014, 4.000%, 9/01/21 (4)
420	Yuba City Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project,	No Opt. Call	BBB+	424,376
	Refunding Series 2015, 2.000%, 9/01/21
4,190	Total California			3,841,042

NHA	Nuveen Municipal 2021 Target Term Fund Portfolio of Investments (continued) November 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado – 0.4%
$ 230	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%,	No Opt. Call	A	$ 229,160
	9/01/21 – NPFG Insured
116	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds,	No Opt. Call	N/R	116,000
	Refunding Series 2016, 3.250%, 12/01/20
346	Total Colorado			345,160
	Connecticut – 0.4%
180	Stafford, Connecticut, General Obligation Bonds, Series 2018, 5.000%, 8/01/21 –	No Opt. Call	A1	185,679
	BAM Insured
125	University of Connecticut, General Obligation Bonds, Series 2013A, 5.000%, 8/15/21	No Opt. Call	A	129,076
305	Total Connecticut			314,755
	Florida – 2.1%
355	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special	No Opt. Call	N/R	356,927
	Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 3.500%, 5/01/21
335	Live Oak Community Development District 2, Hillsborough County, Florida, Special	No Opt. Call	A–	336,377
	Assessment Bonds Refunding Series 2016, 2.000%, 5/01/21
15	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH	No Opt. Call	N/R (5)	15,000
	Corporation Obligated Group, Refunding Series 2014, 5.000%, 12/01/20 (ETM)
70	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Lifespace	No Opt. Call	BBB	70,922
	Community Inc, Series 2015C, 5.000%, 5/15/21
505	Palm Glades Community Development District, Florida, Special Assessment Bonds, Refunding	No Opt. Call	A	508,313
	Series 2016, 2.250%, 5/01/21
140	Palm Glades Community Development District, Florida, Special Assessment Bonds, Refunding	No Opt. Call	BBB–	140,864
	Series 2017, 3.500%, 5/01/21
70	Rolling Hills Community Development District, Florida, Capital Improvement Revenue	No Opt. Call	N/R	70,227
	Bonds, Series 2015A-1, 4.600%, 5/01/21
140	Tapestry Community Development District, Florida, Special Assessment Revenue Bonds,	No Opt. Call	N/R	141,018
	Series 2016, 3.625%, 5/01/21
165	Village Community Development District 12, Wildwood, Florida, Special Assessment Revenue	No Opt. Call	N/R	165,917
	Bonds, Series 2016, 2.875%, 5/01/21
1,795	Total Florida			1,805,565
	Georgia – 0.3%
275	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2016, 5.000%, 1/01/21 (ETM)	No Opt. Call	A2 (5)	276,073
	Guam – 0.3%
240	Guam Government Department of Education, Certificates of Participation, John F Kennedy	No Opt. Call	B+	240,000
	High School Project, Series 2010A, 6.000%, 12/01/20
	Illinois – 10.6%
75	Cary, Illinois, Special Tax Bonds, Special Service Area 2, Refunding Series 2016,	No Opt. Call	AA	75,178
	1.900%, 3/01/21 – BAM Insured
150	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	No Opt. Call	B1	150,000
	Refunding Series 2010F, 5.000%, 12/01/20
1,000	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated	No Opt. Call	BB–	1,000,000
	Tax Revenues, Series 1999A, 5.250%, 12/01/20 – NPFG Insured
800	Chicago, Illinois, General Obligation Bonds, Refunding Series 2012C, 5.000%, 1/01/21	No Opt. Call	Ba1	803,120
400	Chicago, Illinois, General Obligation Bonds, Refunding Series 2020A, 5.000%, 1/01/21	No Opt. Call	BBB–	400,736
10	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Refunding Series 2014, 5.000%, 1/01/21	No Opt. Call	BB+	10,007
630	Cook County School District 87, Berkeley, Illinois, General Obligation Bonds, Refunding	No Opt. Call	A1	630,000
	School Series 2012A, 3.000%, 12/01/20

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 620	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network,	No Opt. Call	Aa2	$ 625,512
	Series 2016C, 5.000%, 2/15/21
1,000	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series	No Opt. Call	A–	1,021,080
	2013A, 5.000%, 7/01/21
270	Illinois Finance Authority, Student Housing & Academic Facility Revenue Bonds,	No Opt. Call	BB	270,443
	CHF-Collegiate Housing Foundation – Chicago LLC University of Illinois at Chicago Project,
	Series 2017A, 4.000%, 2/15/21
85	Illinois State, General Obligation Bonds, February Series 2014, 5.000%, 2/01/21	No Opt. Call	BBB–	85,507
635	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/21	No Opt. Call	BBB–	636,880
110	Illinois State, General Obligation Bonds, March Series 2012, 5.000%, 3/01/21	No Opt. Call	BBB–	110,982
2,000	Illinois State, General Obligation Bonds, May Series 2020, 4.875%, 5/01/21	No Opt. Call	BBB–	2,028,380
105	Illinois State, General Obligation Bonds, Refunding Series 2006, 5.000%, 1/01/21	No Opt. Call	BBB–	105,313
1,000	Winnebago-Boone Counties School District 205 Rockford, Illinois, General Obligation	No Opt. Call	A+	998,580
	Bonds, Series 2013, 0.000%, 2/01/21
8,890	Total Illinois			8,951,718
	Indiana – 1.5%
1,250	Indiana Finance Authority, Environmental Facilities Revenue Bonds, Indianapolis Power	No Opt. Call	A–	1,278,087
	and Light Company Project, Refunding Series 2011A, 3.875%, 8/01/21
	Iowa – 0.4%
350	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/20 at 103.00	B	361,186
	Company Project, Series 2016, 5.875%, 12/01/26, 144A
	Kentucky – 1.0%
800	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky	No Opt. Call	Baa2	817,696
	Information Highway Project, Senior Series 2015A, 5.000%, 7/01/21
	Louisiana – 0.0%
15	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	No Opt. Call	A3	15,288
	Series 2015, 5.000%, 5/15/21
	Maine – 0.3%
265	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General	No Opt. Call	Ba3	270,067
	Medical Center, Series 2011, 5.250%, 7/01/21
	Maryland – 0.9%
750	Frederick County, Maryland, Special Obligation Bonds, Urbana Community Development	No Opt. Call	A–	769,980
	Authority, Refunding Series 2020A, 5.000%, 1/01/21
	Massachusetts – 0.0%
25	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial	12/20 at 100.00	BBB+	25,083
	Issue Series 2010G, 5.000%, 7/01/21
	Michigan – 1.5%
500	Detroit Downtown Development Authority, Michigan, Tax Increment Revenue Bonds,	No Opt. Call	AA	512,700
	Development Area 1 Projects, Series 2018B, 5.000%, 7/01/21 – AGM Insured
140	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds,	No Opt. Call	BB+	136,662
	Development Area 1 Projects, Series 1996C-1, 0.000%, 7/01/21
155	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Senior Lien	12/20 at 100.00	B	155,261
	Series 1997A, 5.375%, 5/01/21
500	Detroit, Michigan, General Obligation Bonds, Series 2018, 5.000%, 4/01/21	No Opt. Call	BB–	505,800
1,295	Total Michigan			1,310,423

NHA	Nuveen Municipal 2021 Target Term Fund Portfolio of Investments (continued) November 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota – 0.2%
$ 70	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project,	No Opt. Call	N/R	$ 47,600
	Series 2016A, 3.000%, 4/01/21 (4)
125	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Mount Olivet Careview	No Opt. Call	N/R	124,218
	Home Project, Series 2016C, 2.250%, 6/01/21
195	Total Minnesota			171,818
	Mississippi – 0.4%
305	Pearl River County School District, Mississippi, General Obligation Bonds, Series 2018,	No Opt. Call	AA	312,168
	4.000%, 8/01/21 – BAM Insured
	Missouri – 1.2%
1,000	Kansas City Industrial Development Authority, Missouri, Downtown Redevelopment District	No Opt. Call	A1	1,035,050
	Revenue Bonds, Series 2011A, 5.000%, 9/01/21
	Nevada – 7.5%
1,335	Clark County School District, Nevada, General Obligation Bonds, Refunding Limited Tax	No Opt. Call	A+	1,367,120
	Series 2015B, 5.000%, 6/15/21
4,000	Director of Nevada State Department of Business and Industry, Revenue Bonds, Brightline West	7/21 at 100.00	Aaa	4,002,080
	Passenger Rail Project, Series 2020A, 0.500%, 1/01/50 (Mandatory Put 7/01/21), 144A (AMT)
815	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Refunding Series	No Opt. Call	BBB+	829,719
	2016, 4.000%, 6/15/21
125	North Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 64 Valley	No Opt. Call	N/R	125,632
	Vista, Series 2019, 3.500%, 6/01/21
6,275	Total Nevada			6,324,551
	New Jersey – 10.6%
275	Bordentown , New Jersey, General Obligation Bonds, Series 2018, 3.000%, 8/01/21	No Opt. Call	AA	280,198
100	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds,	No Opt. Call	Baa1	100,316
	Port District Project, Series 2012, 5.000%, 1/01/21
	New Jersey Building Authority, State Building Revenue Bonds, Refunding Series 2016A:
200	4.000%, 6/15/21 (ETM)	No Opt. Call	N/R (5)	204,048
300	4.000%, 6/15/21	No Opt. Call	BBB	305,304
1,000	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series	No Opt. Call	BBB	1,011,400
	2012, 5.000%, 6/15/21
425	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	No Opt. Call	BBB	435,038
	Replacement Project, Series 2013, 5.000%, 7/01/21 (AMT)
1,000	New Jersey Economic Development Authority, School Facilities Construction Bonds,	No Opt. Call	BBB	1,023,020
	Refunding Series 2015XX, 5.000%, 6/15/21
2,000	New Jersey Economic Development Authority, School Facilities Construction Financing	3/21 at 100.00	BBB	2,021,180
	Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/21
500	New Jersey Economic Development Authority, School Facilities Construction Financing	No Opt. Call	BBB (5)	506,055
	Program Bonds, Refunding Series 2012II, 5.000%, 3/01/21 (ETM)
525	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint	No Opt. Call	BB+	534,098
	Peters University Hospital, Refunding Series 2011, 5.000%, 7/01/21
540	New Jersey State, General Obligation Bonds, Refunding Series 2009O, 5.250%, 8/01/21	No Opt. Call	BBB+	557,086
1,000	New Jersey State, General Obligation Bonds, Refunding Series 2016T, 5.000%, 6/01/21	No Opt. Call	BBB+	1,022,470
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	BBB	1,001,640
	Series 2006A, 5.250%, 12/15/20
8,865	Total New Jersey			9,001,853

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York – 12.7%
$ 200	Franklin County Solid Waste Management Authority, New York, Solid Waste Revenue Bonds,	No Opt. Call	BBB+	$ 204,220
	Series 2015A, 5.000%, 6/01/21 (AMT)
2,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond	No Opt. Call	N/R	2,022,700
	Anticipation Note Series 2018B-2, Subseries A-E, 5.000%, 5/15/21
1,000	New York City, New York, General Obligation Bonds, Refunding Fiscal 2015 Series A,	No Opt. Call	AA	1,031,350
	5.000%, 8/01/21
2,000	New York Transportation Development Corporation, New York, Special Facility Revenue	No Opt. Call	B–	2,020,740
	Bonds, American Airlines, Inc John F Kennedy International Airport Project, Refunding Series
	2016, 5.000%, 8/01/21 (AMT)
2,700	New York Transportation Development Corporation, New York, Special Facility Revenue Refunding	No Opt. Call	Baa3	2,707,965
	Bonds, Terminal One Group Association, LP Project, Series 2015, 5.000%, 1/01/21 (AMT)
185	Niagara Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	No Opt. Call	N/R	187,420
	Asset-Backed Bonds, Series 2014, 5.000%, 5/15/21
1,500	Oyster Bay, Nassau County, New York, General Obligation Bonds, Refunding Public	No Opt. Call	AA	1,549,665
	Improvement Series 2014B, 5.000%, 8/15/21 – BAM Insured
1,000	TSASC Inc, New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B,	No Opt. Call	BBB+	1,016,010
	5.000%, 6/01/21
10,585	Total New York			10,740,070
	North Carolina – 0.3%
225	Goldsboro, North Carolina, General Obligation Bonds, Street Improvement Series 2018,	No Opt. Call	AA	232,238
	5.000%, 8/01/21
	Ohio – 4.2%
1,915	Franklin County, Ohio, Revenue Bonds, CHE Trinity Health Credit Group, Variable Rate	5/20 at 100.00	AA–	1,915,211
	Demand Obligation Series 2013, 0.220%, 12/01/46 (Mandatory Put 2/01/21)
1,000	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System	No Opt. Call	Ba2	1,006,990
	Obligated Group Project, Series 2013, 5.000%, 2/15/21
1,000	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds,	No Opt. Call	N/R	1,250
	FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (4)
1,400	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	1,750
	FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (4)
400	Scioto County, Ohio, Hospital Facilities Revenue Bonds, Southern Ohio Medical Center,	No Opt. Call	A3	403,352
	Refunding Series 2016, 5.000%, 2/15/21
205	Toledo-Lucas County Port Authority, Ohio, Student Housing Revenue Bonds, CHF-Toledo, LLC	No Opt. Call	BBB–	207,396
	- The University of Toledo Project, Series 2014A, 5.000%, 7/01/21
5,920	Total Ohio			3,535,949
	Pennsylvania – 6.5%
800	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project,	No Opt. Call	BB+	803,680
	Series 2020A, 5.000%, 2/01/21
465	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane	No Opt. Call	BBB–	467,325
	Charter School Project, Series 2016, 3.125%, 3/15/21
375	Northeastern Pennsylvania Hospital and Education Authority, University Revenue Bonds,	No Opt. Call	BBB	376,897
	Wilkes University Project, Refunding Series 2016A, 5.000%, 3/01/21
1,250	Pennsylvania State, General Obligation Bonds, First Refunding Series 2011-1, 5.000%,	No Opt. Call	A+	1,284,725
	7/01/21
2,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Series	No Opt. Call	A3	2,041,500
	2016, 5.000%, 6/01/21
500	Scranton, Lackawanna County, Pennsylvania, General Obligation Bonds, Refunding Series	No Opt. Call	BB+	512,150
	2017, 5.000%, 9/01/21, 144A
5,390	Total Pennsylvania			5,486,277

NHA	Nuveen Municipal 2021 Target Term Fund Portfolio of Investments (continued) November 30, 2020 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Rhode Island – 0.5%
$ 400	Providence Redevelopment Agency, Rhode Island, Revenue Bonds, Public Safety and	No Opt. Call	BBB	$ 405,316
	Municipal Building Projects, Refunding Series 2015A, 5.000%, 4/01/21
	South Carolina – 2.5%
1,870	South Carolina Jobs-Economic Development Authority, Health Facilities Revenue Bonds,	No Opt. Call	N/R	1,878,172
	Lutheran Homes of South Carolina Inc, Series 2013, 5.000%, 5/01/21
230	South Carolina State, General Obligation State Institution Bonds, University of South	No Opt. Call	AA+	232,755
	Carolina, Refunding Series 2011A, 5.000%, 3/01/21
2,100	Total South Carolina			2,110,927
	Tennessee – 1.8%
400	Memphis, Tennessee, General Obligation Bonds, Refunding General Improvement Series 2011,	No Opt. Call	AA	408,024
	5.000%, 5/01/21
710	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2011-1A,	No Opt. Call	AA+ (5)	712,080
	4.125%, 1/01/21 (ETM) (AMT)
260	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A,	No Opt. Call	BBB+	269,396
	5.250%, 9/01/21
115	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C,	No Opt. Call	Baa2	115,879
	5.000%, 2/01/21
1,485	Total Tennessee			1,505,379
	Texas – 1.5%
135	Brazos County, Texas, General Obligation Bonds, Refunding Limited Tax Series 2017,	No Opt. Call	AA	139,836
	5.000%, 9/01/21
	Dallas County Schools, Texas, Public Property Finance Contractual Obligations, Series 2014:
157	4.329%, 6/01/21 (4)	No Opt. Call	B3	155,401
116	5.400%, 6/01/21 (4)	No Opt. Call	B3	115,014
110	La Marque, Galveston County, Texas, Tax and Revenue Certificates of Obligation, Series	No Opt. Call	AA–	113,897
	2018, 5.000%, 9/01/21
500	Mesquite Health Facilities Development Corporation, Texas, Retirement Facility Revenue	No Opt. Call	B+	499,415
	Bonds, Christian Care Centers Inc, Refunding Series 2016, 5.000%, 2/15/21
75	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue	No Opt. Call	BB	75,406
	Bonds, Jubilee Academic Center, Series 2016A, 3.375%, 8/15/21, 144A
175	Polk County, Texas, General Obligation Bonds, Series 2017, 4.000%, 8/15/21	No Opt. Call	A+	179,604
1,268	Total Texas			1,278,573
	Virgin Islands – 0.2%
145	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding	No Opt. Call	Caa2	143,447
	Series 2012A, 4.000%, 7/01/21
	Washington – 0.3%
245	Washington State Housing Finance Commission, Nonprofit Refunding Revenue Bonds, Wesley	No Opt. Call	N/R	244,927
	Homes at Lea Hill Project, Series 2016, 3.200%, 7/01/21, 144A
	Wisconsin – 1.2%
1,000	Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds, Midwest Energy	No Opt. Call	A	1,043,730
	Resources Company, Series 1991E, 6.900%, 8/01/21 – FGIC Insured
$ 69,839	Total Municipal Bonds (cost $68,006,475)			67,863,458

NHA	Nuveen Municipal 2021 Target Term Fund Portfolio of Investments (continued) November 30, 2020 (Unaudited)

Shares	Description (1)	Value
	COMMON STOCKS – 2.1%
	Electric Utilities – 2.1%
77,692	Energy Harbor Corp (6), (7), (8)	$ 1,752,965
	Total Common Stocks (cost $2,214,733)	1,752,965
	Total Long-Term Investments (cost $70,221,208)	69,616,423
	Other Assets Less Liabilities – 17.8%	15,058,188
	Net Assets Applicable to Common Shares – 100%	$ 84,674,611

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)
Common Stock received as part of the bankruptcy settlements for Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 and Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 0.000%, 11/01/32.

(7)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(8)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
See accompanying notes to financial statements.

Statement of Assets and Liabilities
November 30, 2020 (Unaudited)

Assets
Long-term investments, at value (cost $70,221,208)	$69,616,423
Cash	13,731,223
Receivable for:
Interest	964,192
Investments sold	495,000
Other assets	587
Total assets	84,807,425
Liabilities
Payable for dividends	50,514
Accrued expenses:
Management fees	38,661
Custodian fees	13,202
Professional fees	14,093
Shareholder reporting fees	10,377
Trustees fees	308
Other	5,659
Total liabilities	132,814
Net assets applicable to common shares	$84,674,611
Common shares outstanding	8,623,232
Net asset value (“NAV”) per common share outstanding	$9.82
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$86,232
Paid-in surplus	84,528,992
Total distributable earnings	59,387
Net assets applicable to common shares	$84,674,611
Authorized shares:
Common	Unlimited
Preferred	Unlimited

See accompanying notes to financial statements.

Statement of Operations
Six Months Ended November 30, 2020 (Unaudited)

Investment Income	$946,403
Expenses
Management fees	237,249
Custodian fees	9,938
Trustees fees	1,313
Professional fees	15,218
Shareholder reporting expenses	13,448
Shareholder servicing agent fees	84
Stock exchange listing fees	3,213
Investor relations expenses	1,715
Other	4,369
Total expenses	286,547
Net investment income (loss)	659,856
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(28,666)
Change in net unrealized appreciation (depreciation) of investments	(1,209,064)
Net realized and unrealized gain (loss)	(1,237,730)
Net increase (decrease) in net assets applicable to common shares from operations	$(577,874)

See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)

	Six Months	Year
	Ended	Ended
	11/30/20	5/31/20
Operations
Net investment income (loss)	$659,856	$1,640,461
Net realized gain (loss) from investments	(28,666)	(372,332)
Change in net unrealized appreciation (depreciation) of investments	(1,209,064)	763,272
Net increase (decrease) in net assets applicable to common shares from operations	(577,874)	2,031,401
Distributions to Common Shareholders
Dividends	(491,507)	(1,500,352)
Decrease in net assets applicable to common shares from distributions to common shareholders	(491,507)	(1,500,352)
Capital Share Transactions
Net proceeds from common shares issued to shareholders due to reinvestment of distributions	5,125	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	5,125	—
Net increase (decrease) in net assets applicable to common shares	(1,064,256)	531,049
Net assets applicable to common shares at the beginning of period	85,738,867	85,207,818
Net assets applicable to common shares at the end of period	$84,674,611	$85,738,867

See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights (Unaudited)
Selected data for a common share outstanding throughout each period:

					Less Distributions to
		Investment Operations			Common Shareholders			Common Share
	Beginning	Net	Net		From	From
	Common	Investment	Realized/		Net	Accumulated				Ending
	Share	Income	Unrealized		Investment	Net Realized		Offering	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Costs	NAV	Price
Year Ended 5/31:
2021(e)	$9.94	$0.08	$(0.14)	$(0.06)	$(0.06)	$—	$(0.06)	$—	$9.82	$9.72
2020	9.88	0.19	0.04	0.23	(0.17)	—	(0.17)	—	9.94	9.73
2019	9.71	0.23	0.12	0.35	(0.18)	—	(0.18)	—	9.88	9.60
2018	9.70	0.25	(0.03)	0.22	(0.21)	—	(0.21)	—	9.71	9.45
2017	9.91	0.26	(0.23)	0.03	(0.24)	—	(0.24)	—	9.70	9.76
2016(d)	9.85	0.07	0.07	0.14	(0.06)	—	(0.06)	(0.02)	9.91	9.95

VMTP Shares
at the End of Period
	Aggregate	Asset
	Amount	Coverage
	Outstanding	Per $100,000
	(000)	Share
Year Ended 5/31:
2021(e)	$ —	$ —
2020	—	—
2019	—	—
2018	—	—
2017	28,300	395,466
2016(d)	28,300	401,661

		Common Share Supplemental Data/
		Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)
	Based	Ending			Net
Based	on	Net			Investment		Portfolio
on	Share	Assets			Income		Turnover
NAV(a)	Price(a)	(000)	Expenses		(Loss)		Rate(c)
(0.63)%	0.48%	$84,675	0.67	%*	1.55	%*	22%
2.39	3.18	85,739	0.70		1.92		16
3.69	3.57	85,208	0.71		2.34		12
2.32	(1.01)	83,701	1.50		2.57		8
0.32	0.53	83,617	1.53		2.68		18
1.22	0.10	85,370	1.28	*	2.15	*	2

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(b)
• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund, where applicable.
• The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares where applicable, as follows:

Year Ended 5/31:
2021(e)	—%
2020	—
2019	—
2018	0.61
2017	0.60
2016(d)	0.34*

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(d)	For the period January 26, 2016 (commencement of operations) through May 31, 2016.
(e)	For the six months ended November 30, 2020.
*	Annualized.
See accompanying notes to financial statements.

Notes to
Financial Statements (Unaudited)
1. General Information

Fund Information
The fund covered in this report and its corresponding New York Stock Exchange (“NYSE”) symbol is Nuveen Municipal 2021 Target Term Fund (NHA) (the “Fund”). The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified closed-end management investment company. The Fund was organized as a Massachusetts business trust on October 13, 2015.
The Fund seeks to return its original $9.85 net asset value (“NAV”) per common share on or about March 1, 2021.
The end of the reporting period for the Fund is November 30, 2020, and the period covered by these Notes to Financial Statements is for the six months ended November 30, 2020 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund’s normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.
Compensation
The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Netting Agreements
In the ordinary course of business, the Fund may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.
The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, but is currently assessing the impact of the ASU’s adoption to the Fund’s financial statements and various filings.
3. Investment Valuation and Fair Value Measurements
The Fund’s investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major classifications of assets and liabilities measured at fair value follows:
Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2.
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and are generally classified as Level 2.

Notes to Financial Statements (Unaudited) (continued)
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Fund’s investments as of the end of the reporting period, based on the inputs used to value them:
	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$67,863,458		$—	$67,863,458
Common Stock	—	1,752,965	**	—	1,752,965
Total	$—	$69,616,423		$—	$69,616,423

*	Refer to the Fund’s Portfolio of Investments for state classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.

4. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions

Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

Purchases	$16,052,667
Sales and maturities	24,091,019

The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when issued/delayed-delivery purchase commitments. If the Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
The Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Fund is authorized to invest in derivative instruments, and may do so in the future, it did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5. Fund Shares
Common Share Transactions
Transactions in common shares for the Fund during the Fund’s current and prior fiscal period, where applicable, were as follows:
	Six Months	Year
	Ended	Ended
	11/30/20	5/31/20
Common shares:
Issued to shareholders due to reinvestment of distributions	521	—
6. Income Tax Information
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year, the Fund may choose to distribute all or a portion of net investment income and net capital gains to shareholders, or retain a portion of its net investment income and net capital gains and pay corporate income taxes on such retained net investment income and retained net capital gains. The Fund intends to distribute at least the percentage of its net investment income and gains to maintain its status as a regulated investment company for U.S. federal income tax purposes.
Furthermore, the Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.
The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of November 30, 2020.

Tax cost of investments	$70,201,354
Gross unrealized:
Appreciation	$325,099
Depreciation	(910,030)
Net unrealized appreciation (depreciation) of investments	$(584,931)

Permanent differences, primarily due to paydowns, federal taxes paid and taxable market discount, resulted in reclassifications among the Fund’s components of net assets as of May 31, 2020, the Fund’s last tax year end.

Notes to Financial Statements (Unaudited) (continued)
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2020, the Fund’s last tax year end, were as follows:
Undistributed net tax-exempt income[1]	$903,775
Undistributed net ordinary income[2]	361,455
Undistributed net long-term capital gains	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 1, 2020, paid on June 1, 2020.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Fund’s last tax year ended May 31, 2020 was designated for purposes of the dividends paid deduction as follows:
Distributions from net tax-exempt income	$1,486,328
Distributions from net ordinary income[2]	14,024
Distributions from net long-term capital gains	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
As of May 31, 2020, the Fund’s last tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
Not subject to expiration:
Short-term	$—
Long-term	645,502
Total	$645,502
7. Management Fees and Other Transactions with Affiliates
Management Fees
The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.
The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For the next $3 billion	0.3250
For managed assets over $5 billion	0.3125

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the fund’s use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and close-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of November 30, 2020, the complex-level fee for the Fund was 0.1561%.

Other Transactions with Affiliates
The Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the Fund engaged in cross-trades pursuant to these procedures as follows:
Cross-Trades
Purchases	$3,433,671
Sales	—
8. Borrowing Arrangements
Committed Line of Credit
The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multifactor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% (1.00% prior to June 24, 2020) per annum or (b) the Fed Funds rate plus 1.25% (1.00% prior to June 24, 2020) per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Fund did not utilize this facility.

Notes to Financial Statements (Unaudited) (continued)
Inter-Fund Borrowing and Lending
The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, the Fund did not enter into any inter-fund loan activity.

Shareholder Update
Changes Occurring During the Reporting Period
The following information in this semi-annual report is a summary of certain changes during the reporting period. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
Amended and Restated By-Laws
On October 5, 2020, after a rigorous and deliberative review, and consistent with the interests of the Fund’s long-term shareholders, the Board of Trustees of the Fund adopted Amended and Restated By-Laws.
Among other changes, the Amended and Restated By-Laws require compliance with certain amended deadlines and procedural and informational requirements in connection with advance notice of shareholder proposals or nominations, including certain information about the proponent and the proposal, or in the case of a nomination, the nominee. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Amended and Restated By-Laws.
The Amended and Restated By-Laws also include provisions (the “Control Share By-Law”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares of the Fund in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share By-Law is primarily intended to protect the interests of the Fund and its long-term shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic traders pursuing short-term agendas adverse to the best interests of the Fund and its long-term shareholders. The Control Share By-Law does not eliminate voting rights for common shares acquired in Control Share Acquisitions, but rather entrusts the Fund’s other “non-interested” shareholders with determining whether to approve the authorization of the voting rights of the person acquiring such shares.
Subject to various conditions and exceptions, the Control Share By-Law defines a “Control Share Acquisition” to include an acquisition of common shares that, but for the Control Share By-Law, would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power in the election of Trustees of the Fund in any of the following ranges:
(i)	one-tenth or more, but less than one-fifth of all voting power;
(ii)	one-fifth or more, but less than one-third of all voting power;
(iii)	one-third or more, but less than a majority of all voting power; or
(iv)	a majority or more of all voting power.
The Control Share By-Law generally excludes certain acquisitions of common shares from the definition of a Control Share Acquisition, including acquisitions of common shares that occurred prior to October 5, 2020, though such shares are included in assessing whether any subsequent share acquisition exceeds one of the enumerated thresholds.
Subject to certain conditions and procedural requirements set forth in the Control Share By-Law, including the delivery of a “Control Share Acquisition Statement” to the Fund’s Secretary setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of common shares in a Control Share Acquisition generally may demand a special meeting of shareholders for the purpose of considering whether the voting rights of such acquiring person with respect to such shares shall be authorized.
This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws, and is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission on October 6, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

Additional Fund

Information

Board of Trustees
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale	Carole E. Stone
Mathew Thornton III	Margaret L. Wolff	Robert L. Young

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street	200 East Randolph Street	Company, N.A.
Boston, MA 02111	Chicago, IL 60601	150 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.
Common shares repurchased	—
FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
■ Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
■ Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.
■ Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in a fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.
■ Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.
■ Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
■ Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
■ Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
■ Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

Glossary of Terms Used in this Report (continued)
■ S&P Short Duration Municipal Yield Index: An index that contains all bonds in the S&P Municipal Bond Index that mature between 1 month and 12 years, and maintains a 10% weighting to AA rated bonds, 10% to A rated bonds, 20% to BBB rated bonds and 60% to below investment grade and non-rated bonds. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
■ Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
■ Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.
Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds
Nuveen Securities, LLC member of FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
ESA-C-1120D 1466045-INV-B-01/22

ITEM 2. CODE OF ETHICS.
Not applicable to this filing.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable to this filing.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable to this filing.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable to this filing.
ITEM 6. SCHEDULE OF INVESTMENTS.
(a) See Portfolio of Investments in Item 1.
(b) Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13. EXHIBITS.
File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Nuveen Municipal 2021 Target Term Fund
By (Signature and Title) /s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary
Date: February 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By (Signature and Title) /s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)
Date: February 5, 2021

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)
Date: February 5, 2021